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                                                                 Exhibit 10.18

                 THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OR OTHERWISE TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS.


                                AMENDMENT NO. 1

                                       TO

                               WARRANT AGREEMENT


         This AMENDMENT NO. 1 TO WARRANT AGREEMENT, dated October 4, 1995 (the "Amended Warrant"), supersedes and replaces the Warrant Agreement (the "Original Warrant") issued October 1, 1994, by Children's Comprehensive Services, Inc., a Tennessee corporation (the "Company"), to School Improvement Services, Inc. ("Holder").

                                  WITNESSETH:

         WHEREAS, the number of shares subject to, and the exercise price of, the Original Warrant were based upon the average annual closing sale price of the Company's Common Stock for the period October 1, 1994 to September 30, 1995 (the "Average Price"); and

         WHEREAS, because the Average Price now can be determined, the parties desire to amend the Warrant to reflect the exact number of shares subject to, and the exercise price of, the Warrant.

         NOW, THEREFORE, the parties agree as follows:

         1. Issuance of Amended Warrant; Term. For and in consideration of marketing consulting services provided to the Company by Holder, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company hereby grants to Holder, subject to the surrender of Original Warrant and the provisions hereinafter set forth, the right to purchase 19,231 shares of Common Stock, $.01 par value, of the Company (the "Common Stock"). The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." This Warrant shall be exercisable at any time and from time to time from the date hereof for a period ending September 30, 2004.

         2. Exercise Price. The exercise price per share at which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $2.60.
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         3.      Exercise.  This Warrant may be exercised by the holder hereof as to all or any increment or increments of 1,000 Shares (or the balance of the Shares if less than such number), upon delivery of written notice of intent to exercise to the Company at 805 South Church Street, Murfreesboro, Tennessee 37130, or such other address as the Company shall designate in a written notice to the holder hereof, together with this Warrant and a certified or cashiers check payable to the Company for the aggregate purchase price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, and upon compliance with the covenants and conditions of Section 4 hereof, the Company shall, as promptly as practicable, and in any event within 15 days thereafter, execute and deliver to the holder of this Warrant a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by such holder. If this Warrant shall be exercised with respect to less than all of the Shares, the holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

         4. Covenants and Conditions. The issuance of shares pursuant hereto are subject to the following:

                 (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). This Warrant has been acquired for investment purposes only and not with a view to distribution or resale and may not be made subject to a security interest, pledged, hypothecated, sold, exercised in favor of third parties or otherwise transferred without an effective registration statement for such Warrant under the Act and applicable Blue Sky Laws or an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act or under any applicable Blue Sky Laws.

                 (b) Transfer of the Shares issued upon the exercise of this Warrant shall be restricted in the same manner and to the same extent as the Warrant and the certificates representing such Shares shall bear the following legend:

                 THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE ACT AND SUCH STATE SECURITIES LAWS AS ARE APPLICABLE SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) IN THE OPINION OF COUNSEL





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                 ACCEPTABLE TO THE COMPANY REGISTRATION UNDER THE ACT AND SUCH
                 STATE SECURITIES LAWS AS ARE APPLICABLE IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

                 (c) The holder hereof and the Company agree to execute such other documents and instruments as counsel for the Company reasonably deems necessary to effect the compliance of the issuance of this Warrant and any shares of Common Stock issued upon exercise hereof with applicable federal and state securities laws.

                 (d) The Company covenants and agrees that all Shares which may be issued upon exercise of this Warrant will, upon issuance and payment therefor, be legally and validly issued and outstanding, fully paid and nonassessable, free from all taxes, liens and charges with respect thereto or to the issuance thereof. The Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant or Warrants such number of the authorized but unissued shares of the Common Stock as from time to time may be required to exercise this Warrant (or any replacement thereof) in full.

         5. Transfer of Warrants. Subject to the provisions of Paragraph 4, this Warrant may be transferred, in whole or in part, by presentation of the Warrant to the Company with written instructions for such transfer. Upon presentation for transfer, the Company shall promptly execute and deliver a new Warrant or Warrants in the form hereof in the name of the assignee or assignees and in the denominations specified in such instructions. All expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of Warrants under this Paragraph shall be paid by the party requesting transfer of the Warrant.

         6. Warrant Holder Not Shareholder. This Warrant does not confer upon the holder hereof, as such, any right whatsoever as a shareholder of the Company.

         7. Adjustment Upon Changes in Stock. The number of Shares subject to this Warrant and the price per share of such Shares shall be adjusted by the Company in an equitable manner to reflect changes in the capitalization of the Company, occurring after the date hereof, including, but not limited to, such changes as result from merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, dividend in property other than cash, stock split, combination of shares, exchange of shares and change in corporate structure. If any adjustment under this Paragraph 7 would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, the aggregate number of shares represented by this Warrant shall be adjusted and any resulting fractional share shall be rounded to the nearest whole share. Whenever the number of Shares issuable upon exercise of this Warrant or the price per share of such Shares shall be adjusted pursuant to this Paragraph 7, the Company shall forthwith notify the holder or holders of this Warrant





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of such adjustment, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated.

         IN WITNESS WHEREOF, the parties hereto have set their hands as of the date first above written.

                                     CHILDREN'S COMPREHENSIVE SERVICES, INC.

                                     By: /s/
                                        -------------------------------------

                                     Title:
                                           ----------------------------------


                                     SCHOOL IMPROVEMENT SERVICES, INC.

                                     By: /s/
                                        -------------------------------------

                                     Title:
                                           ----------------------------------




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